Goldman Sachs Trust (the “Trust”)

Goldman Sachs International Equity Funds

Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Service Shares of

Goldman Sachs International Small Cap Fund

Class A Shares, Class C Shares and Institutional Shares of

Goldman Sachs BRIC Fund (Brazil, Russia, India, China)

Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Service Shares of

Goldman Sachs Emerging Markets Equity Fund

Supplement dated March 7, 2007 to the Prospectuses dated December 29, 2006

     Effective February 9, 2007, Prashant Bhayani and Takeya Suzuki no longer serve as portfolio mangers to the International Small Cap Fund (the “Fund”). As a result, information for Messrs. Bhayani and Suzuki under the heading “Fund Managers” in the Prospectuses is deleted.

     Effective February 9, 2007, Rory Bateman and Nicholette MacDonald-Brown serve as portfolio managers to the Fund. The following information is added under the heading “Fund Managers — London-Based Portfolio Management Team” in the Prospectuses:

Years
		Primarily	Five Year
Name and Title	Fund Responsibility	Responsible	Employment History

Rory Bateman Executive Director	Portfolio Manager- International Small Cap	Since 2007	Mr. Bateman joined the Investment Adviser in 1996 as a research analyst for the European large-cap team. He was named portfolio manager in 1999 and became Co-Head of International Small Cap Equity in 2007.

Nicholette MacDonald-Brown, CFA Executive Director	Portfolio Manager- International Small Cap	Since 2007	Ms. MacDonald-Brown joined the Investment Adviser in 2000 as an analyst on the Quantitative Strategies Team. She joined the Non-US Active Equity team in 2002. She was named Portfolio Manager in 2005 and became Co- Head of International Small Cap Equity in 2007.

      Effective February 20, 2007, Kenny Tjan no longer serves a portfolio manager to the Emerging Markets Equity Fund and the BRIC Fund. Effective, February 7, 2007, Mark Syn no longer serves as a portfolio manager for the BRIC Fund. As a result, information for Mr. Tjan and Mr. Syn under the heading “Fund Managers” in the Prospectuses is deleted.

INTLEQSTCK 2-07

539383